UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road,	Building 730	Wilmington,	Delaware	19805
(Address of Principal Executive Offices)				(Zip Code)

(302) 295-5783
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On June 30, 2023, The Chemours Company (“Chemours”), DuPont de Nemours, Inc. (the “Company” or “DuPont”), Corteva, Inc. (“Corteva”) (Chemours, DuPont and Corteva collectively, the “Companies”) entered a definitive agreement to comprehensively resolve all PFAS-related claims of a defined class of U.S. public water systems, including but not limited to water systems that are part of the multi-district litigation (“AFFF MDL”), related to the use of aqueous film-forming foam, (the “Water District Settlement Agreement”). The AFFF MDL is captioned In Re: Aqueous Film Forming Foams (AFFF) Products Liability Litigation and is pending in the United States District Court for the District of South Carolina, (the “Court”).

The Water District Settlement Agreement, subject to its terms and approval by the Court, implements the previously announced agreement in principle between the Companies and plaintiffs’ counsel disclosed by DuPont on a current report on Form 8-K filed on June 2, 2023. Within the next 10 calendar days, the Water District Settlement Agreement will be submitted to the Court for preliminary approval together with a motion seeking certification of the proposed settlement class.

The total settlement amount is $1.185 billion in cash, which the Companies will collectively contribute to a Qualified Settlement Fund (the “Water District Settlement Fund”). The amount that each of the Companies will contribute to the water district fund will be determined in accordance with the previously disclosed, binding memorandum of understanding between the Companies entered on January 22, 2021 (the “2021 MOU”) with Chemours contributing 50 percent (about $592 million), and DuPont (about $400 million) and Corteva (about $193 million) together contributing the remaining 50 percent. The parties expect to utilize the 2021 MOU escrow account balance, among other sources, to make their respective contributions to the Water District Settlement Fund. Accordingly, DuPont will take a pre-tax charge to discontinued operations in the quarter ending June 30, 2023 of about $400 million.

Within ten business days following the Court’s preliminary approval of the settlement, which is expected within two months of the submission of the definitive agreement to the Court, the Companies will fund the settlement in full and deposit the settlement amount into the Water District Settlement Fund. Final Court approval of the settlement is expected no sooner than six months after preliminary approval.

The foregoing description of the Water District Settlement Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Water District Settlement Agreement dated June 30, 2023 which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
2.1*
Settlement Agreement, dated June 30, 2023, by and among The Chemours Company, The Chemours Company FC, LLC, DuPont de Nemours, Inc., Corteva Inc. and E. I. du Pont de Nemours and Company n/k/a EIDP, Inc. and representatives of certain U.S. public water systems as set out therein.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

* The Company has omitted certain schedules and other similar attachments to such agreement pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of such omitted documents to the SEC upon request.

Cautionary Statement About Forward-Looking Statements
This current report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are based on certain assumptions and expectations of future events that may not be accurate or realized and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate”, “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the agreement in principle announced on June 2, 2023 to comprehensively resolve all PFAS-related drinking water claims of a defined class of public water systems that serve the vast majority of the United States population. Factors that could cause or contribute to these differences include, but are not limited to: the achievement, terms and conditions of a final settlement; the outcome of any pending or future litigation related to PFAS or PFOA, including personal injury claims and natural resource damages claims; the extent and cost of ongoing remediation obligations and potential future remediation obligations; changes in laws and regulations applicable to PFAS chemicals; the level of opt-out exclusions from the settlement. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Further lists and descriptions of risks and uncertainties can be found in DuPont’s annual report on Form 10-K for the year ended December 31, 2022, and its subsequent reports on Form 10-Q, Form 10-K and Form 8-K, the contents of which are not incorporated by reference into, nor do they form part of, this announcement. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. DuPont does not assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant

Date:	June 30, 2023	By:	/s/ ERIK T. HOOVER
		Name:	Erik T. Hoover
		Title:	Senior Vice President and General Counsel